AOT GROWTH AND INNOVATION ETF Ticker Symbol: AOTG Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS April 16, 2026 https://aotetf.com/aotg

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 30, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://aotetf.com/aotg/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The AOT Growth and Innovation ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$77	$240	$417	$930
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (ETF) that invests in U.S. listed equity securities that AOT Invest LLC (the “Sub-Adviser”) believes have high growth potential based on a low marginal cost business model.
The Sub-Adviser invests substantially all of the Fund’s assets in equity securities of companies that the Sub-Adviser believes are capable of future growth due to low marginal cost business models. The Sub-Adviser considers a company to have a low marginal cost business model if the company can deliver a greater amount of its goods or services without materially increasing the company’s costs. Such cost structures, in the Sub-Adviser’s view, yield greater profits, which can then be used to accelerate growth in existing markets and exploit growth in new markets. For example, a software company that sells its software to customers through the internet would have low incremental cost for each unit sold, which yields higher profits, which can then be used to expand sales.
The Sub-Adviser will invest in a variety of companies and industries with low marginal cost structures (beyond traditional low marginal cost industries, such as technology and software). For example, an insurance company that can deploy technology to issue more insurance policies without materially increasing its costs will realize greater profits. Such profit can be reinvested to expand the company’s overall market share or exploit new markets.
The Sub-Adviser utilizes its own internal research and analysis that leverages insights from diverse sources, including external research, to identify companies that capitalize on low marginal cost business models.
The Fund’s investment universe consists of publicly traded equity securities listed in the United States, including common stocks and American Depositary Receipts (“ADRs”), with a minimum market capitalization of $800 million. The Sub-Adviser excludes Real Estate Investment Trust (REITs), Global Depositary Receipts (“GDRs”) and Business Development Companies (“BDCs”).
Thereafter, the Sub-Adviser refines the starting universe by identifying sectors that are most suitable for low marginal cost companies (e.g., technology, media, certain forms of financial services, etc.). Specifically, the Sub-Adviser deploys a “top down” process using thematic research, which analyzes an overall industry’s attractiveness for marginal cost production (examples of analysis include: cost structure, overall market size, technological trends that can alter a sector’s cost structure, etc.).
Next, the Sub-Adviser assesses equity securities within the sectors identified above. Specifically, the Sub-Adviser seeks to invest in companies that offer a low marginal cost product or service, or otherwise benefits from advances in technology that reduces its cost structure. Such marginal cost leaders are generally identified as: (i) having a historical, current or future projected revenue growth rate exceeding 20% year over year, (ii) is established as a market leader in its respective market sector, industry or sub-industry, and (iii) the industry or sub-industry is expected to grow year over year.
Last, the Sub-Adviser employs several quality screens, which consider metrics like current profitability, stability, and recent operational improvements, to select the top 40 to 90 stocks for inclusion in the portfolio. Fund holdings are typically sold when a company’s valuation exceeds the Sub-Adviser’s intrinsic value for the company or realizes a change in growth rate (real or projected). The Sub-Adviser will rebalance the Fund’s portfolio to take advantage of market opportunities at any time. The portfolio is weighted based on a security’s attractiveness to the Sub-Adviser while also taking into consideration overall market capitalization.
Certain companies that do not meet a key screening criteria (e.g,, growth rate) but exhibit robust metrics in other categories (e.g., valuation, marginal cost structure, etc.) could be included in the portfolio. In addition, the Sub-Adviser may opt to invest in low cost, broad-based domestic equity ETFs for certain time periods if valuations are deemed to be excessively high.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in technology companies.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may take larger positions in a fewer number of issuers.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, there is the risk that Sub-Adviser’s investment process, techniques and analyses will not produce the desired investment results and the Fund may lose value as a result.
Foreign Investment Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price.
Depositary Receipt Risk. American Depositary Receipts (“ADRs”) are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
Focused Investing Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund may, from time to time, concentrate its investments in the securities of a particular issuer or issuers, sector, or asset class.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. Deviation between the Fund’s NAV and trading price poses a risk to investors when there is market stress because costs can increase substantially during such periods, which can lead directly to a widening of premiums or discounts to NAV.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV. Wider bid/ask spreads are a consequence of such limited liquidity and exaggerate premium/discount spread. When buying or selling Shares of the Fund in the secondary market, you will likely incur brokerage commission or other charges. In addition, you may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.

Concentration Risk. The Fund will be concentrated to a significant degree in securities of technology companies. By concentrating its investments in technology companies, the Fund may face more risks than if it were diversified broadly over numerous industries, groups of industries, or sectors.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at Updated performance information is available at https://aotetf.com/aotg or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2025 was 11.70%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 22.51% (quarter ended March 31, 2023) and the Fund’s lowest return for a calendar quarter was -6.12% (quarter ended September 30, 2023).
Average Annual Total Returns
For the Periods Ended December 31, 2024

AOT Growth and Innovation ETF	1 Year	Since Inception (06/28/2022)
Return Before Taxes	32.42%	26.03%
Return After Taxes on Distributions	32.42%	26.03%
Return After Taxes on Distributions and Sale of Fund Shares	19.19%	20.59%
Solactive GBS United States 1000 NTR Index (reflects no deduction for fees, expenses, or taxes)	24.06%	19.94%
S&P 500 Index[1] (reflects no deduction for fees, expenses, or taxes)	25.02%	20.61%
1 The Fund has changed its benchmark to the Solactive GBS United States 1000 Index, which represents the overall domestic equity market in which the Fund invests.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	AOT Invest LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
John Tinsman, Founder of the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund since 2022.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.